EXHIBIT 10.3                                                      EXECUTION COPY

                     AMENDED AND RESTATED INTERCREDITOR AND
                           COLLATERAL AGENCY AGREEMENT

         THIS AMENDED AND RESTATED INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT (this "AGREEMENT") is made as of May 30, 2003 by and among BANK OF AMERICA, N.A. ("BANK OF AMERICA"), in its capacity as collateral agent (and in such capacity, together with its successors in such capacity or any Lenders or group of Lenders acting in such capacity, "COLLATERAL AGENT" hereunder), Bank of America in its capacity as administrative agent (and in such capacity, together with its successors in such capacity, "REVOLVER AGENT" hereunder) for the Revolver Lenders (as hereinafter defined), Bank of America in its capacity as administrative agent (and in such capacity, together with its successors in such capacity, "TERM AGENT" hereunder) for the Term Lenders (as hereinafter defined), LEHMAN COMMERCIAL PAPER INC. ("LEHMAN"), in its capacity as administrative agent (and in such capacity, together with its successors in such capacity, "CASDEN AGENT" hereunder), for the Casden Lenders (as hereinafter defined), and AIMCO PROPERTIES, L.P., a Delaware limited partnership ("AIMCO"), AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation ("AIMCO/BETHESDA"), NHP MANAGEMENT COMPANY, a District of Columbia corporation ("NHP MANAGEMENT") and APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation ("REIT") (REIT, AIMCO, AIMCO/Bethesda and NHP Management together with their successors and assigns are collectively referred to as "REVOLVER BORROWERS"; REIT, AIMCO, AIMCO/Bethesda and NHP Management together with their successors and assigns are collectively referred to as "TERM BORROWERS"; and REIT, AIMCO and NHP Management and their respective successors and assigns are collectively referred to as "CASDEN BORROWERS", the Revolver Borrowers, Term Borrowers and Casden Borrowers are collectively referred to as "BORROWERS"), with reference to the following facts:

         A. Revolver Borrowers, Bank of America, as agent and as a lender, and the financial institutions party thereto, executed that certain Credit Agreement dated as of August 16, 1999, as amended by (i) that certain Amended and Restated Credit Agreement dated March 15, 2000, (ii) that certain First Amendment to $345,000,000 Amended and Restated Credit Agreement dated as of April 14, 2000,
(iii) that certain Second Amended and Restated Credit Agreement dated as of September 20, 2000, (iv) that certain Third Amended and Restated Credit Agreement dated as of November 6, 2001, (v) that certain Fourth Amended and Restated Credit Agreement dated as of March 11, 2002, (vi) that certain Consent and Waiver, dated as of June 12, 2002, (vii) that certain Second Amendment to Fourth Amended and Restated Credit Agreement, dated as of August 5, 2002, (viii) that certain Fifth Amended and Restated Credit Agreement, dated as of February 14, 2003, (ix) that certain First Amendment to Fifth Amended and Restated Credit Agreement, dated as of May 9, 2003 (the "FIRST AMENDMENT"), and (x) that certain Second Amendment to Fifth Amended and Restated Credit Agreement, dated of even date herewith (the "REVOLVER CREDIT AGREEMENT AMENDMENT") (as so amended, and as hereafter may be amended from time to time in accordance with this Agreement, the "REVOLVER CREDIT AGREEMENT"). Pursuant to the Revolver Credit Agreement, the Revolver Lenders have committed to make loans and certain other credit facilities to Revolver Borrowers in the maximum principal amount of $500,000,000 (the "REVOLVER LOAN").

         B. Casden Borrowers, Lehman, as agent and as a lender, and the financial institutions party thereto, executed that certain Interim Credit Agreement, dated as of March 11, 2002, as amended by (i) that certain First Amendment and Waiver, dated as of June 12, 2002, (ii) that certain Second Amendment, dated as of August 2, 2002, (iii) that certain Third Amendment, dated as of February 14, 2003, (iv) that certain Fourth Amendment, dated as of May 9, 2003 (the "FOURTH AMENDMENT"), and (v) that certain Fifth Amendment, dated of even date herewith (the "CASDEN CREDIT AGREEMENT AMENDMENT") (as so amended, and as hereafter may be amended from time to time in accordance with this Agreement, the "CASDEN CREDIT AGREEMENT"). Pursuant to the Casden Credit Agreement, the Casden Lenders have made loans to Casden Borrowers in the original principal amount of $287,000,000 and on the date hereof the outstanding principal balance of such loans has been reduced to approximately $104,000,000 (the "CASDEN LOAN").

         C. Concurrently herewith, Term Borrowers, Bank of America, as agent and as a lender, and the financial institutions party thereto, are executing that certain Term Loan Credit Agreement (as hereafter may be amended from time to time in accordance with this Agreement, the "TERM CREDIT AGREEMENT") with respect to a term loan to Term Borrowers in the original principal amount of $250,000,000 (the "TERM LOAN").

         D. Casden Lenders and Revolver Lenders have consented to the Term Loan pursuant to the Fourth Amendment and the First Amendment, respectively. Concurrently herewith, Casden Borrowers, Casden Agent and the Casden Lenders are entering into the Casden Credit Agreement Amendment and Revolver Borrowers, Revolver Agent and the Revolver Lenders are entering into the Revolver Credit Agreement Amendment, in each case, to make the specific changes to their respective Loan Documents in order to implement the Term Loan.

         E. Agents (as defined below), Borrowers and Collateral Agent desire to execute and deliver this Agreement to evidence, among other things, the agreement of the parties that each Loan and the Loan Documents for each Loan and the rights of each Lender thereunder (except as expressly set forth otherwise herein), including, in each case, recourse to Collateral and recourse to Guarantors are and will be PARI PASSU to the other Loans and Loan Documents, and the rights of the Lenders thereunder (except as expressly set forth otherwise herein) will be pro rata in accordance with the respective Benefited Obligations of each such Lender as specifically set forth herein, and to further set forth the relative rights and obligations of the parties hereto.

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS: As used in this Agreement, the following terms will have the following meanings:

         "AFFILIATE", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, that Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "AGENT(S)" means Casden Agent, Revolver Agent and/or Term Agent.

         "AGENT DEFAULT NOTICE" is defined in SECTION 5F.

         "AGREEMENT" is defined in the first paragraph.

         "BANK OF AMERICA" is defined in the first paragraph.

         "BANKRUPTCY CODE" means the United States Bankruptcy Code, 11 U.S.C. Sections 101 ET SEQ.

         "BENEFITED OBLIGATIONS" means (a) all Revolver Indebtedness, (b) all Casden Indebtedness, (c) all Term Indebtedness, and (d) all other amounts payable by any Borrower Party under this Agreement, any Guaranty and the Borrowers Pledge Agreements (including, without limitation, the fees and expenses of the Collateral Agent).

         "BENEFITED PARTIES" means the holders, from time to time, of the Benefited Obligations.

         "BORROWER DEFAULT NOTICE" is defined in SECTION 5F.

         "BORROWERS" is defined in the preamble.

         "BORROWER PARTY" or "BORROWER PARTIES" means any or all of the obligors under any of the Loans, including the Casden Borrowers, Revolver Borrowers, and the Term Borrowers and the respective guarantors and pledgors thereunder.

         "BORROWERS PLEDGE AGREEMENT(S)" means the Casden Borrowers Pledge Agreement, the Term Borrowers Pledge Agreement and the Revolver Borrowers Pledge Agreement.

         "BUSINESS DAY" means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where any Agent's lending office is located.

         "CASDEN AGENT" is defined in the first paragraph.

         "CASDEN BORROWERS" is defined in the first paragraph.

         "CASDEN BORROWERS PLEDGE AGREEMENT" means the Borrowers Pledge Agreement, dated as of March 11, 2002, by and among the pledgors named therein and entered into in connection with the Casden Credit Agreement.

         "CASDEN CREDIT AGREEMENT" is defined in RECITAL B.

         "CASDEN DEFAULT" means the occurrence of an "Event of Default" under the Casden Loan Documents.

         "CASDEN INDEBTEDNESS" means, collectively, all (i) principal indebtedness under the Casden Credit Agreement, (ii) interest (including interest at the default rate of interest provided for in the Casden Loan Documents on the principal indebtedness under the Casden Loan Documents), fees, expenses, charges or other amounts accruing on or after the filing of any petition in bankruptcy or for reorganization at the rate or in the amount otherwise applicable thereto, whether or not any such interest, fees, expenses, charges or other amounts is an allowed claim, and (iii) premiums and fees (including post-petition fees and costs, including attorneys fees), if any, and other amounts, indebtedness, obligations and liabilities of Casden Borrowers and their respective Subsidiaries or Affiliates, whether now existing or hereafter incurred or created, payable, owing or due to Casden Lenders under or with respect to the Casden Loan Documents.

         "CASDEN LENDERS" means, collectively, the Casden Agent and the "Lenders" as defined in the Casden Credit Agreement.

         "CASDEN LOAN" is defined in RECITAL B.

         "CASDEN LOAN DOCUMENTS" means the Casden Credit Agreement, any notes executed in connection therewith, and any other document, agreement or instrument now, heretofore or hereafter executed and delivered by or on behalf of Casden Borrowers or any Borrower Party (as defined in the Casden Credit Agreement) with or in favor of Casden Lenders in connection with the Casden Loan, together with any supplement, modification, amendment, restatement, extension or renewal of any such document, agreement or instrument.

         "CODE" means the Uniform Commercial Code as the same may from time to time be in effect in the State of California.

         "COLLATERAL" is defined in the Borrowers Pledge Agreements.

         "COLLATERAL AGENT" is defined in the first paragraph.

         "COLLATERAL DOCUMENTS" is defined in each of the Credit Agreements.

         "CREDIT AGREEMENT(S)" means, collectively, the Revolver Credit Agreement, the Casden Credit Agreement and/or the Term Credit Agreement.

         "DIRECTING PARTY" means, with respect to any particular instruction given to the Collateral Agent, each Party (and each Benefited Party represented by such Party) that has the authority to give instruction to the Collateral Agent and has given such instruction.

         "ENFORCEMENT" means the commencement of enforcement, collection (including judicial or non-judicial foreclosure), appointment of a receiver or similar proceedings with respect to realizing on the Collateral, among other things, to collect Proceeds for distribution as provided hereunder.

         "ENFORCEMENT PARTY(IES)" means (a) any Agent(s) which have a Payment Default outstanding under their respective Credit Agreement at any time during the Standstill Period (which Payment Default has not been cured or waived) or
(b) if all Agents are included within
the preceding clause (a), Supermajority Lenders (as the term "Supermajority Lenders" is defined in each Credit Agreement).

         "EVENT OF DEFAULT" means a Casden Default, Revolver Default and/or a Term Default.

         "GUARANTY(IES)" is defined in each Credit Agreement.

         "GUARANTOR(S)" is defined in each Credit Agreement.

         "INDEBTEDNESS" means the Casden Indebtedness, the Revolver Indebtedness and the Term Indebtedness, collectively.

         "LEHMAN" is defined in the first paragraph.

         "LENDER(S)" means any Casden Lender, Term Lender and/or Revolver
Lender.

         "LENDER GROUP(S)" means, in each case, the Lenders comprising the Casden Lenders, the Lenders comprising the Term Lenders and/or the Lenders comprising the Revolver Lenders, as applicable.

         "LOAN(S)" means the Revolver Loan, the Casden Loan and/or the Term
Loan.

         "LOAN DOCUMENT(S)" means, with respect to Revolver Lenders, the Revolver Loan Documents, with respect to Casden Lenders, the Casden Loan Documents and/or with respect to the Term Lenders, the Term Loan Documents.

         "MAJORITY BENEFITED PARTIES" means on any date of determination the Lenders, considered as a single class, holding more than 50% of the sum of (i) the combined Commitments of the Revolver Lenders under the Revolver Credit Agreement (as defined therein on the date hereof, as may be reduced from time to time) or, if such Commitments are terminated, the aggregate unpaid principal amount of the Loans (plus the aggregate undrawn amount available for drawing letters of credit under the Revolver Credit Agreement and all unreimbursed payments and disbursements under such letters of credit) under the Revolver Credit Agreement, PLUS (ii) the aggregate unpaid principal amount of the Loans under the Casden Credit Agreement (as defined therein on the date hereof, as may be reduced from time to time), PLUS (iii) the aggregate unpaid principal amount of the Loans under the Term Credit Agreement (as defined therein on the date hereof, as may be reduced from time to time).

         "NON-DIRECTING PARTY" means, with respect to any particular instruction given to the Collateral Agent, each Party (and each Benefited Party represented by such Party) that has not given or agreed with such instruction given to the Collateral Agent.

         "NOTIFYING AGENT" is defined in SECTION 5F

         "OPINION OF COUNSEL" means a written opinion of an attorney or firm of attorneys which is not an employee of the Person requesting such opinion or any Affiliate of such Person but which may be outside counsel engaged or retained by such Person, which opinion is furnished to each Benefited Party.

         "PARTY(IES)" means, individually, any of the Lenders, Agents or Collateral Agent.

         "PAYMENT DEFAULT" means (i) an Event of Default under Sections 8.01(a) or (b) of any Credit Agreement or (ii) an Event of Default pursuant to which any Lender Group has accelerated their Loan pursuant to Section 8.02 of the applicable Credit Agreement.

         "PAYMENT DEFAULT DATE" means (i) the date of the Payment Default described in clause (i) of the definition of Payment Default or (ii) the date of the acceleration described in clause (ii) of the definition of Payment Default.

         "PAYMENT DEFAULT NOTICE" is defined in SECTION 4A.

         "PAYMENT DEFAULT PERIOD" is defined in SECTION 4A.

         "PERSON" means any individual, trustee partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, bank, business association firm, joint venture, governmental authority or other entity.

         "PRO RATA SHARE" means, as of any date of determination, with respect to any Lender, the proportion that such Lender's share of the outstanding Benefited Obligations represents with respect to all outstanding Benefited Obligations of all the Lenders.

         "PROCEEDING" means any insolvency, bankruptcy, receivership, custodianship action, proceeding or case, assignment for the benefit of creditors, liquidation, reorganization, readjustment, composition or other similar action, proceeding, or case, whether under any bankruptcy, reorganization or insolvency law or laws, federal or state, or any law, federal or state, relating to relief of debtors, readjustment of indebtedness, reorganization, composition or extension, or any proceeding for any partial or total liquidation, liquidating distribution, dissolution or other winding-up, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings.

         "PROCEEDS" has the meaning assigned to it under the Code and, in any event, includes, but is not limited to, (a) any and all proceeds of any collection, sale or other disposition of the Collateral, (b) any and all amounts from time to time paid or payable under or in connection with any of the Collateral and (c) amounts collected by the Collateral Agent or any Lender by way of off-set, deduction or counterclaim or otherwise.

         "RECEIVING AGENT" is defined in SECTION 5F.

         "REPAYMENT EVENT" is defined in SECTION 16.

         "REQUISITE NOTICE" means, unless otherwise provided herein, (a) irrevocable written notice to the intended recipient or (b) irrevocable telephonic notice to the intended recipient, promptly followed by a written notice to such recipient by way of facsimile and by way of mail. Such notices must be delivered to such recipient at the address or telephone number specified herein or as otherwise designated by such recipient by Requisite Notice to each other party hereto. Any written notice delivered in connection herewith must be in the form, if any, prescribed in the applicable section hereof and may be delivered as provided herein. Any notice sent by other than hardcopy must be promptly confirmed by a telephone call to the recipient and, if requested by either Revolver Agent, Term Agent, Casden Agent or Collateral Agent, as applicable, by a manually-signed hardcopy thereof.

         "REVOLVER AGENT" is defined in the first paragraph.

         "REVOLVER BORROWERS" is defined in the first paragraph.

         "REVOLVER BORROWERS PLEDGE AGREEMENT" means the Borrowers Pledge Agreement, dated as of March 11, 2002, by and among the pledgors named therein and entered into in connection with the Revolver Credit Agreement.

         "REVOLVER CREDIT AGREEMENT" is defined in RECITAL A.

         "REVOLVER DEFAULT" means the occurrence of an "Event of Default" under the Revolver Loan Documents.

         "REVOLVER INDEBTEDNESS" means, collectively, all (i) principal indebtedness under the Revolver Credit Agreement, including the amount of any letters of credit issued thereunder, (ii) interest (including interest at the default rate of interest provided for in the Revolver Loan Documents on the principal indebtedness under the Revolver Loan Documents), fees, expenses, charges or other amounts accruing on or after the filing of any petition in bankruptcy or for reorganization at the rate or in the amount otherwise applicable thereto, whether or not any such interest, fees, expenses, charges or other amounts is an allowed claim, and (iii) premiums and fees (including post-petition fees and costs, including attorneys fees), if any, and other amounts, indebtedness, obligations and liabilities of Revolver Borrowers and their respective Subsidiaries or Affiliates, whether now existing or hereafter incurred or created, payable, owing or due to Revolver Lenders under or with respect to the Revolver Loan Documents.

         "REVOLVER LENDERS" means, collectively, the Revolver Agent and the "Lenders" as defined in the Revolver Credit Agreement.

         "REVOLVER LOAN" is defined in RECITAL A.

         "REVOLVER LOAN DOCUMENTS" means the Revolver Credit Agreement, any notes executed in connection therewith, and any other document, agreement or instrument now, heretofore or hereafter executed and delivered by or on behalf of any Revolver Borrower or Borrower Party (as defined in the Revolver Credit Agreement) with or in favor of Revolver Lenders in connection with the Revolver Loan, together with any supplement, modification, amendment, restatement, extension or renewal of any such document, agreement or instrument.

         "STANDSTILL PERIOD" means a period commencing on the date a Payment Default occurs under any Credit Agreement and ending on the earlier of (A) the date which is 120 days after the Payment Default Date or (B) the cure or waiver of the Payment Default (in accordance with the terms of the applicable Credit Agreement) which gave rise to the commencement of the Standstill Period; PROVIDED that, in no event shall the period referred to in clause (A) be extended due to any other Payment Default occurring during such 120 day period.

         "TERM AGENT" is defined in the first paragraph.

         "TERM BORROWERS" is defined in the first paragraph.

         "TERM BORROWERS PLEDGE AGREEMENT" means the Borrowers Pledge Agreement, dated as of May 30, 2003, by and among the pledgors named therein and entered into in connection with the Term Credit Agreement.

         "TERM CREDIT AGREEMENT" is defined in RECITAL C.

         "TERM DEFAULT" means the occurrence of an "Event of Default" under the Term Loan Documents.

         "TERM INDEBTEDNESS" means, collectively, all (i) principal indebtedness under the Term Credit Agreement, (ii) interest (including interest at the default rate of interest provided for in the Term Loan Documents on the principal indebtedness under the Term Loan Documents), fees, expenses, changes or other amounts accruing on or after the filing of any petition in bankruptcy or for reorganization at the rate or in the amount otherwise applicable thereto, whether or not any such interest, fees, expenses, charges or other amounts is an allowed claim, and (iii) premiums and fees (including post-petition fees and costs, including attorneys fees), if any, and other amounts, indebtedness, obligations and liabilities of Term Borrowers and their respective Subsidiaries or Affiliates, whether now existing or hereafter incurred or created, payable, owing or due to Term Lenders under or with respect to the Term Loan Documents.

         "TERM LENDERS" means, collectively, the Term Agent and the "Lenders" as defined in the Term Credit Agreement.

         "TERM LOAN" is defined in RECITAL C.

         "TERM LOAN DOCUMENTS" means the Term Credit Agreement, any notes executed in connection therewith, and any other document, agreement or instrument now, heretofore or hereafter executed and delivered by or on behalf of any Term Borrower or Borrower Party (as defined in the Term Credit Agreement) with or in favor of Term Lenders in connection with the Term Loan, together with any supplement, modification, amendment, restatement, extension or renewal of any such document, agreement or instrument.

         2.       COLLATERAL AGENT.

                  A. APPOINTMENT OF COLLATERAL AGENT. Each of Revolver Agent, Term Agent and Casden Agent, on behalf of each Lender under the applicable Credit Agreement, hereby confirms, pursuant to their respective Credit Agreements, that the applicable Lender Groups have appointed irrevocably (subject to replacement of the Collateral Agent as provided in each Credit Agreement) Bank of America, N.A. as "COLLATERAL AGENT" hereunder to take such action on such Agents' behalf under the provisions of this Agreement and each Borrowers Pledge Agreement and to exercise such powers and perform such duties as are expressly delegated to Collateral Agent under the Credit Agreements and each of the Borrowers Pledge Agreements, together with such powers as are reasonably incidental thereto. In connection with the foregoing appointment, each Agent hereby irrevocably transfers and assigns to Collateral Agent all of such Agent's rights, duties and obligations as a "Secured Party" under the Casden
Borrowers Pledge Agreement and the Revolver Borrowers Pledge Agreement to take any Enforcement action with respect to the Collateral. Each Agent and Borrowers acknowledge that "Indemnified Liabilities" under Section 10.13 of each Credit Agreement includes any liability imposed on Collateral Agent as a result of the actions or failure to act of any other Party which is a predecessor "Secured Party" under the Casden Borrowers Pledge Agreement or the Revolver Borrowers Pledge Amendment prior to the Collateral Agent's performance of its duties and obligations under any the Casden Borrowers Pledge Agreement or the Revolver Borrowers Pledge Amendment, to the extent applicable, in accordance with this Agreement.

                  B. DECISIONS RELATING TO ADMINISTRATION AND EXERCISE OF REMEDIES.

                           (1)      With respect to  commencing  Enforcement,
 Collateral Agent acknowledges and agrees that (a) an Enforcement shall only be permitted during a Standstill Period with the consent of either (x) each Agent or (y) Majority Benefited Parties, and (b) on the date after the expiration of such Standstill Period pursuant to clause (A) of the definition thereof, if no Enforcement has commenced, Collateral Agent must commence Enforcement according to the written instructions of the Enforcement Parties with respect to the Collateral, unless each Agent directs Collateral Agent to not commence such Enforcement.

                           (2)      The Collateral  Agent agrees to
administer each Borrowers Pledge Agreement and the Collateral and to make such demands and give such notices under the Borrowers Pledge Agreements as the Majority Benefited Parties may request in writing, provided that after the expiration of a Standstill Period pursuant to clause (A) of the definition thereof, if no Enforcement has commenced, such administration shall be pursuant to the written instructions of the Enforcement Parties, and to take such action to enforce such Borrowers Pledge Agreements and to realize upon, collect and dispose of the Collateral or any portion thereof according to the written instructions of the Enforcement Parties; PROVIDED, THAT, the Collateral Agent shall not be required to take any action (i) that in the Opinion of Counsel to the Collateral Agent is contrary to law or to the terms of this Agreement, any Borrowers Pledge Agreement or any Credit Agreement, or that would in the Opinion of Counsel to the Collateral Agent subject the Collateral Agent or any of its officers, employees, agents or directors to liability, and (ii) until the Collateral Agent shall be indemnified to its reasonable satisfaction by one or more of the Benefited Parties against any and all loss, cost, expense or liability in connection therewith.

                           (3)      Each  Party  agrees  that  the
Collateral Agent shall act as the Majority Benefited Parties may request (regardless of whether any individual Party or Benefited Party agrees, disagrees or abstains with respect to such request), provided that after the expiration of a Standstill Period pursuant to clause (A) of the definition thereof, if no Enforcement has commenced, the Collateral Agent shall act in accordance with the written instructions of the Enforcement Parties unless all Agents agree otherwise in writing and that the Collateral Agent shall have no liability for acting in accordance with such instructions of the Enforcement Parties (provided such action does not conflict with the express terms of this Agreement or any Credit Agreement). The Collateral Agent shall give prompt notice to all Parties of action to enforce any Borrowers Pledge Agreement; PROVIDED, HOWEVER, that the failure to give any such notice shall not impair the right of the Collateral Agent to take any such action or the validity or enforceability under this Agreement of the action so taken.

                           (4)      Each  Party  agrees  that the only  right
of a Non-Directing Party under the Borrowers Pledge Agreements is for Benefited Obligations held by such Non-Directing Party to be secured by the Collateral for the period and to the extent provided in such Borrowers Pledge Agreements and in this Agreement and to receive their Pro Rata Share of the Proceeds of the Collateral, as provided in this Agreement.

                           (5)      The  Collateral  Agent  may at any time
request approval from all Benefited Parties as to any course of action or other matter relating hereto or to any Borrowers Pledge Agreement. Directions given by the Majority Benefited Parties, Enforcement Parties or all Agents to the Collateral Agent hereunder shall be in writing and, except as otherwise provided in this Agreement, shall be binding on all Benefited Parties, including all Non-Directing Parties, for all purposes so long as such directions are lawful and do not violate any Credit Agreement.

                           (6)      Nothing  in this  Agreement  shall
affect the rights of any Party to give any Borrower Party notice of any default, accelerate or make demand for payment of their respective Benefited Obligations under the Credit Agreements or take any other action to collect amounts due other than an Enforcement, subject to the provisions of SECTIONS 3 and 6. Subject to SECTIONS 2B(1) and 2B(2), if the Majority Benefited Parties, Enforcement Parties or all of the Agents instruct the Collateral Agent to take any action, commence any proceedings or otherwise proceed against the Collateral or enforce any Borrowers Pledge Agreement, and such action or proceedings are or may be defective without the joinder of all Parties, then each other Party shall join in such actions or proceedings.

                           (7)      If the  Collateral  Agent has been
notified in writing that an Event of Default has occurred, the Collateral Agent shall notify the Benefited Parties and shall notify the Borrowers of such determination. Upon receipt of a notice from a Benefited Party of the occurrence of an Event of Default, the Collateral Agent shall promptly give notice of such Event of Default to all Benefited Parties and the Borrowers. Collateral Agent shall (a) take such action with respect to such event as may be requested by Majority Benefited Parties; PROVIDED, that the Collateral Agent shall not be required to take any action (i) that in the Opinion of Counsel to the Collateral Agent is contrary to law or to the terms of this Agreement, any Borrowers Pledge Agreement or any Credit Agreement, or that would in the Opinion of Counsel to the Collateral Agent subject the Collateral Agent or any of its officers, employees, agents or directors to liability, and (ii) until the Collateral Agent shall be indemnified to its reasonable satisfaction by one or more of the Benefited Parties against any or all loss, cost, expense or liability in connection therewith and (b) provided that after the expiration of a Standstill Period pursuant to clause
(A) in the definition thereof, if no Enforcement has commenced, the Collateral Agent shall act in accordance with the Enforcement Parties' written instructions unless all Agents agree otherwise in writing).

                           (8)      No Lender shall directly or indirectly
take any action, consent to the taking of any action, or cause or assist any Person to take any action, to challenge the validity, legality, perfection, priority or enforcement of any Borrowers Pledge Agreement or

Enforcement of the Liens of any Borrowers Pledge Agreement on the Collateral. Subject to the terms and conditions of this Agreement, no Lender shall directly or indirectly take any action, consent to the taking of any action, or cause or assist any Person to take any action, to challenge, object to, compete with or impede in any matter any act taken or proceeding commenced by another Party in connection with the Enforcement of the Benefited Obligations. No Lender nor any Agent shall take any act to foreclose on or otherwise realize upon any Collateral now or hereafter securing the Benefited Obligations, or otherwise enforce any Collateral Document, security agreement, deed of trust, mortgage, lien instrument or other encumbrance now or hereafter securing or given in connection with the Benefited Obligations, except through the Collateral Agent in accordance with this Agreement.

                           (9)      In the event there is a Payment  Default
under two or more Credit Agreements, each Agent agrees that if any other Agent proposes instructions of the Enforcement Parties to deliver to Collateral Agent, other than instructions agreed to by each Agent described in clause (a) of the definition of Enforcement Parties, then such proposed instructions shall promptly be submitted by such Agent to such Agent's Lender Group and the Lenders in such Lender Group shall be allowed to review and vote on such instructions. In connection with any Enforcement, each Agent acknowledges that Collateral Agent shall have the power and authority to dispose of or otherwise realize upon Collateral free and clear of any Liens of any Agent created by or through any of the Collateral Documents or other Loan Documents.

                           (10)     If any Lender or Agent  attempts to
violate any provision of this Agreement, Collateral Agent, for the benefit of the Lenders (in Collateral Agent's or Borrower Parties' name), may seek injunctive or other equitable relief to prevent or stop such person's actions, it being agreed that legal remedies may be inadequate. Collateral Agent shall not be liable for any impairment or nonpayment of the Benefited Obligations that results, directly or indirectly, from the exercise by Collateral Agent of any of the rights or remedies under the Loan Documents, this Agreement or under applicable law, except to the extent caused by the gross negligence or willful misconduct of Collateral Agent.

                           (11)     Notwithstanding  anything to the contrary
in any Borrowers Pledge Agreement or any Credit Agreement, while any of the Benefited Obligations are outstanding, the Agents on behalf of the Lenders in their Lender Group agree that from and after the date hereof, provided the Borrower Parties comply in all respects with the provisions of the Term Borrowers Pledge Agreement including, without limitation, covenants with respect to the delivery of Pledged Collateral to the extent required under any Credit Agreement, the covenants and the representations and warranties contained in the Term Borrowers Pledge Agreement, then such compliance shall be deemed to be compliance with all other Borrowers Pledge Agreements.

                  C.       APPLICATION OF MONIES AND PROCEEDS.

                           (1)      Any  and  all  monies  and  Proceeds
received by the Collateral Agent or a Benefited Party (net of reimbursement of the reasonable costs and expenses of collection of each Agent as provided under such Agent's Credit Agreement) in connection with a demand for payment during a Payment Default Period or an Enforcement shall be delivered to the Collateral Agent and applied and distributed promptly by the Collateral Agent as follows:

                                    FIRST: To the payment of the unpaid
                  reasonable costs and expenses, if any, of the sale, collection or other realization of the Collateral, including reasonable fees and expenses of counsel, and all reasonable expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith;

                                    SECOND: To each Benefited Party in the
                  amount of its Pro Rata Share of all such Proceeds; PROVIDED, THAT, with respect to Benefited Obligations consisting of the undrawn amounts of outstanding Letters of Credit (defined in the Revolver Credit Agreement) under the Revolver Credit Agreement, payment shall be made to the Collateral Agent, to be retained as Collateral, for the ratable portion of the Benefited Obligations consisting of such undrawn amounts of outstanding Letters of Credit (provided that (i) if any such Letter of Credit is drawn upon, the Collateral Agent shall pay to the Benefited Party that issued such Letter of Credit the ratable portion of the amount of cash held as Collateral therefor pursuant to this clause which is allocable to the amount drawn upon such Letter of Credit; and (ii) if and to the extent that any such Letter of Credit shall expire or terminate, the amount of cash held as Collateral therefor pursuant to this clause shall be applied in accordance with this SECTION 2C); for purposes of determining the Pro Rata Share of all Benefited Obligations sharing in any such distribution, (i) the amount of the outstanding Revolver Indebtedness shall be deemed to be the principal amount of the Revolver Indebtedness then outstanding and all accrued interest and fees with respect thereto, (ii) the amount of the outstanding Casden Indebtedness shall be deemed to be the principal amount of the Casden Indebtedness then outstanding plus all accrued interest and fees with respect thereto, and
                  (iii) the amount of the outstanding Term Indebtedness shall be deemed to be the principal amount of the Term Indebtedness then outstanding and all accrued interest and fees with respect thereto; and

                                    THIRD: After payment in full of all
                  Benefited Obligations, to the payment to or upon the order of Borrowers, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from monies and such Proceeds.

Until such monies or Proceeds are so applied and distributed, the Collateral Agent shall hold such monies or Proceeds in its custody in accordance with its regular procedures for handling deposited funds.

                           (2)      Payments by the  Collateral  Agent in
respect of (i) the Revolver Indebtedness shall be made to the Revolver Agent for distribution to the Revolver Lenders in accordance with the Revolver Credit Agreement; (ii) the Casden Indebtedness shall be made to the Casden Agent for distribution to the Casden Lenders in accordance with the Casden Credit Agreement; and (iii) the Term Indebtedness shall be made to the Term Agent for distribution to the Term Lenders in accordance with the Term Credit Agreement.

                  D. NOTICE OF DEFAULT. Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any event that could give rise to an Event of Default, unless Collateral Agent shall have received written notice from an Agent referring to this Agreement, describing such event and stating that such notice is a "notice of default". Collateral Agent will notify Lenders and Borrowers of its receipt of any such notice.

                  E. CREDIT DECISION; DISCLOSURE OF INFORMATION BY COLLATERAL AGENT. Each Lender acknowledges that none of Collateral Agent-Related Persons (as defined in each Credit Agreement) has made any representation or warranty to it, and that no act by Collateral Agent hereinafter taken, including any review of the affairs of Borrowers and their Subsidiaries, shall be deemed to constitute any representation or warranty by any Collateral Agent-Related Person to any Lender as to any matter, including without limitation, whether Collateral Agent-Related Persons have disclosed material information in their possession. Each Lender, including any Lender by assignment, represents to Collateral Agent that it has, independently and without reliance upon any Collateral Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers and their Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrowers. Each Lender also represents that it will, independently and without reliance upon any Collateral Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers. Except for notices, reports and other documents expressly herein required to be furnished to Lenders by Collateral Agent herein, Collateral Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrowers or any of their Subsidiaries which may come into the possession of any Collateral Agent-Related Persons.

                  F. INDIVIDUAL CAPACITY. Collateral Agent and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with Borrowers and their Subsidiaries and Affiliates as though it were not Collateral Agent hereunder and without notice to or consent of the Lenders. Each Agent, on behalf of its respective Lenders, acknowledges that, pursuant to such activities, Collateral Agent or its Affiliates may receive information regarding Borrowers or their Affiliates (including information that may be subject to confidentiality obligations in favor of such Borrower or such Affiliate) and acknowledges that Collateral Agent shall be under no obligation to provide such information to them. With respect to its Loans, Collateral Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not Collateral Agent, and the terms "Lender" and "Lenders" shall include Collateral Agent in its individual capacity.

         3.       AMENDMENTS TO THE LOAN DOCUMENTS.

                  A. Notwithstanding any contrary provision in any of the Loan Documents, but without derogating the provisions of SECTION 5, the first priority lien on and security interest in the Collateral and Lenders' rights therein provided for in this Agreement automatically, and without any notice to, consent of, or action by any other party whatsoever, will extend to all modifications (including increases in the amount of the Loans), renewals, refinancing, replacements and extensions whatsoever of any of the Loan Documents and the Loans. Any such modification, renewal, refinancing, replacement, or extension of the Loan Documents will not affect the rights, duties and privileges of Lenders hereunder with respect to the Loan Documents, as so modified, refinanced, replaced or extended.

                  B. No release or waiver by any Lender of any rights against any "Person" under the applicable Loan Documents will require notice to or consent of the other Lenders, or any other party, nor will any such release or waiver operate as a defense to or release of any of the obligations of the other Lenders. In furtherance of and without limiting the generality of the foregoing provisions of this SECTION 3B, all Agents on behalf of all Lenders hereby agree and consent that, without notice to or assent by any other Lender, that a Lender or Agent may exercise or refrain from exercising any right, remedy or power granted to them under the applicable Loan Documents or any other right, remedy or power at law or in equity or otherwise with respect to the applicable Indebtedness or any collateral security or lien (legal or equitable) held, given or intended to be given therefor, subject to the terms and provisions of this Agreement.

         4. PAYMENTS ON ANY INDEBTEDNESS PRIOR TO PAYMENT DEFAULT; PAYMENTS OF INTEREST BY BORROWER AFTER A PAYMENT DEFAULT; TURNOVER
OF AMOUNTS TO COLLATERAL AGENT.

                  A. So long as no Payment Default has occurred and is then continuing, Lenders will be entitled to collect from Borrowers all or any portion of the Indebtedness then outstanding by Borrowers under the applicable Loan Documents in accordance with the terms of such Loan Documents. Upon the occurrence of a Payment Default, Collateral Agent shall deliver a Requisite Notice to each Agent with a copy to the Borrowers (a "PAYMENT DEFAULT NOTICE"). During the period (the "PAYMENT DEFAULT PERIOD") commencing upon receipt of a Payment Default Notice and until the applicable Payment Default is cured by the indefeasible payment of Cash or Cash Equivalents or otherwise (if not cured by indefeasible payment of Cash or Cash Equivalents, to Collateral Agent's satisfaction in its sole and absolute discretion), each Agent and/or Lender shall deliver any and all Cash, Cash Equivalents, securities or other property received by such Agent and/or Lender on account of the Indebtedness to the Collateral Agent to be applied in accordance with SECTION 2C hereof promptly upon receipt thereof.

                  B. Notwithstanding any provision of SECTION 4A to the contrary, interest payments received during a Payment Default Period and to which the provisions of this SECTION 4 apply, will be shared ratably by the Lender Groups with Benefited Obligations outstanding as follows:

                           (i)      If any Agent receives any interest
payment (including default interest) (after deducting the amount of any reasonable costs and expenses of the Collateral Agent and any other Agent hereunder or under the Collateral Documents) to which this SECTION 4B applies during any Payment Default Period in excess of such Agent's Lender Group's Proportionate Share, such Agent shall, within two Business Days after receiving such payment, turn over to the Collateral Agent for the benefit of the other Lender Groups the amount of such excess interest. Any payment of interest so turned over shall not be deemed a payment of interest under the Loan Documents for the Lender Group turning over such payment.

                           (ii)     After delivery of a Payment Default
Notice, any payment of interest (including default interest) made by Borrowers to any Agent shall be accompanied by a certificate of a Responsible Officer of Borrowers certifying the Proportionate Share of each Lender Group on such date.

                           (iii)    As used in this  SECTION 4B,
"PROPORTIONATE SHARE" means, as of any date of determination, with respect to each Lender Group, the ratio, expressed as a percentage, of
(X) interest (including default interest) accrued under the Loan Documents for such Lender Group on the date the applicable interest payment was received to (Y) the aggregate amount of interest (including default interest) accrued under the Loan Documents of all Lender Groups on the date such payment was received.

         5.       OTHER RIGHTS AND OBLIGATIONS OF LENDERS REGARDING THE LOANS.

                  A. None of the Lenders will amend, modify or otherwise alter their Loan Documents in any manner which materially and adversely affects (i) the other Lenders without the prior written consent of the other Lenders constituting Requisite Lenders (as defined in the applicable Credit Agreement as of the date hereof) under their respective Loan Documents, which consent shall not be unreasonably withheld or delayed and shall be deemed given if not affirmatively withheld within ten Business Days after Requisite Notice thereof has been delivered to Agents for such other Lenders, provided each Agent has promptly delivered notice thereof to the applicable Lender Group. For purposes of this Agreement, a modification, amendment or alteration will "materially and adversely affect" the other Lenders if it individually, or when taken together with other modifications, amendments or alterations, (i) increases or extends the scope of the Borrowers' and/or the Guarantors' obligations under the subject Loan Documents, including, without limitation, increasing the amounts available to be borrowed thereunder, (ii) changes the maturity of any of Borrowers' obligations under the subject Loan Documents (other than an extension of the maturity as provided in SECTION 2.11 of the Casden Credit Agreement and SECTION
2.13 of the Revolver Credit Agreement) or otherwise changes, in any material respect, any other scheduled date for payments under the subject Loan Documents,
(iii) makes more burdensome Borrowers' obligations under the subject Loan Documents, including, without limitation, Borrowers' obligations under any covenants contained in the subject Loan Documents, (iv) can reasonably be expected to adversely impact the ability of the Borrowers to perform their obligations under the respective Loan Documents or other Lenders' Loan Documents or (v) in any way changes the provisions of such Credit Agreement relating to the appointment, removal or replacement of the Collateral Agent. Notwithstanding any of the foregoing, if any amendment, modification or other alteration of any Loan Document is approved by Lenders under the Credit Agreement to be amended, modified or altered in accordance with the terms of the applicable Credit Agreement in effect on the date hereof (or as amended pursuant hereto), and a substantially equivalent amendment, modification or other alteration to the other Lenders' Loan Documents is concurrently approved by the applicable Lenders in accordance with the terms of such other Credit Agreements in effect on the date hereof, then no consent of the other Lenders, shall be required with respect to such amendment, modification or alteration of the Lenders' Loan Documents. It is agreed and understood that (A) an amendment of the percentages set forth in SECTION 2.03(c)(ii) of the Casden Credit Agreement will not be a material amendment hereunder, (B) delivery of updated schedules, guaranties or other information or documents by Borrowers, as contemplated under the Credit Agreements as of the date hereof and (C) reductions in the Commitments (as defined in the Revolver
Credit Agreements) provided for in Section 2.07 of the Revolver Credit
Agreement as of the date hereof, and/or the Borrowers' exercise of its option to increase the Revolver Commitments under Section 2.01 of the Revolver
Credit Agreement are not deemed to be an amendment, modification or other alteration under this SECTION 5A .

                  B. Lenders will not be entitled to record or file any mortgage, deed of trust, financing statement or any other lien or encumbrance against Borrowers, or any real property or other property now or hereafter owned by Borrowers and/or their respective Affiliates with respect to the Collateral; PROVIDED, however, if any Agent reasonably believes that any mortgage, deed of trust, financing statement or any other lien or encumbrance against Borrowers, or any real property or other property now or hereafter owned by Borrowers and/or their respective Affiliates with respect to the Collateral is not properly filed or recorded then after giving Collateral Agent reasonable time in which to so file or record (not to exceed 5 Business Days), such Agent shall be entitled to file or record such document or instrument, on behalf of and in the name of the Collateral Agent.

                  C. Lenders will not be entitled to sell, assign or otherwise transfer their respective Loans or Loan Documents without causing such assignee to acknowledge that such Loan Documents and assignee's rights as a Lender are subject to the provisions hereof.

                  D. Each Agent will deliver to the other Agents, concurrently with delivery of the same to Borrowers, a copy of each notice delivered to each Borrower under its Loan Documents.

                  E. Each Agent, within five Business Days after request by another Agent, will verify, in writing, the status of and payments made under such Agent's Loan Documents.

                  F. If at any time after the date of this Agreement: (i) any Agent (a "NOTIFYING AGENT") delivers to any Borrower Party a written notice that there has occurred a "Default" or "Event of Default" under such Agent's Loan Documents (an "AGENT DEFAULT NOTICE"), then the Notifying Agent shall provide a copy of the Agent Default Notice to the other Agents within two Business Days thereafter; or (ii) if an Agent (a "RECEIVING AGENT") receives written notice from any Borrower Party stating that there has occurred a "Default" or "Event of Default" under the applicable Loan Documents (the "BORROWER DEFAULT NOTICE"), then such Receiving Agent must provide a copy of the Borrower Default Notice to the other Agents within two Business Days thereafter.

         6.       BANKRUPTCY AND CERTAIN WAIVERS WITH RESPECT TO LENDERS.

                  A. Each Lender acknowledges that all other Lenders have made material and substantial concessions by entering into their respective Loan Documents and have relied upon the agreement of each Lender not to seek modifications of this Agreement or the Loan Documents by resorting to or relying upon any provision of the Bankruptcy Code or other remedy whatsoever, and furthermore, but for the agreement of each Lender made herein not to resort to any provisions of the Bankruptcy Code or other remedy to modify the form and substance of this Agreement or the Loan
Documents, the other Lenders would not have entered into their respective
Loan Documents.

                  B. In the event of any Proceeding involving any Borrowers, each Lender shall retain the right to vote, file a proof of claim and otherwise act with respect to their Indebtedness (including the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition, or extension), provided that such Lender or its Affiliates shall not take any such action which is inconsistent with the provisions of this Agreement or actions taken by Collateral Agent, and shall not initiate or prosecute any claim or action in such Proceeding challenging this Agreement, or actions taken or not taken by Collateral Agent consistent with or as provided in this Agreement, and shall not oppose or otherwise defend against actions by Collateral Agent in such Proceeding, including without limitation seeking relief from automatic stay or similar injunction.

                  C. To the extent permitted by law, each Lender hereby waives and agrees not to assert or take advantage of and to cause their Affiliates not to assert or take advantage of in each case (as a defense or otherwise) as against Collateral Agent:

                           (i)      any  defense  that may arise by reason of
the incapacity, lack of authority, death or disability of any other person or persons or the failure of Collateral Agent or any Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other Proceeding) of any other person or persons other than a failure to file or enforce a proof of claim against the estate of the Borrowers or in any Proceeding in respect of the Borrowers;

                           (ii)     any failure on the part of  Collateral
Agent, or any Lender to ascertain the liability of any party liable for the Loan Documents or the obligations evidenced or secured thereby;

                           (iii)    demand,  presentment  for payments,
notice of nonpayment, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Collateral Agent, any Lenders, any endorser or creditor of Borrowers or Lenders or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness secured by Collateral held by Collateral Agent;

                           (iv)     any  right  or claim or right  to  cause
a marshalling of the assets of any Borrower or Lender which is inconsistent with any Borrowers Pledge Agreement;

                           (v)      any principle or provision of law,
statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement or the Loan Documents;

                           (vi)     any duty on the part of Collateral
Agent, any Agent or any Lender to disclose to any other Agent or Lender any facts Collateral Agent, or such Agent or Lender may now or hereafter know about Borrowers, regardless of whether Collateral Agent, any Agent or any Lender has reason to believe that any such facts materially increase the risk beyond that which any other Lender intends to assume or have reason to believe that such facts are unknown to such Lender or has a reasonable opportunity to communicate such facts to such Lender, it being understood and agreed that each Lender is fully responsible for being and keeping informed of the financial condition of Borrowers and of any and all circumstances bearing on the risk that liability may be incurred by such Lender hereunder or under the Loan Documents;

                           (vii)    failure  to  properly  record  any
document,   failure  to  secure  Borrowers' obligations under the Loan
Documents, or any other lack of due diligence by Collateral Agent, any Agent or any Lender in obtaining reimbursement or performance from any person or entity now or hereafter liable for any of the Loan Documents;

                           (viii)   the inaccuracy of any representation or
other provision  contained herein or in any of the Loan Documents;

                           (ix)     any  sale or  assignment  of any of the
Loan Documents, in whole or in part, except to the extent that such sale or assignment results in a transfer of the rights sold or assigned;

                           (x)      any invalidity, irregularity or
unenforceability, in whole or in part, of this Agreement or any one or more of the Loan Documents;

                           (xi)     any  lack  of  commercial  reasonableness
 in  dealing  with  any  Loan  or the Collateral;

                           (xii)    any assertion or claim that the automatic
stay provided by 11 U.S.C. Section 362 (or any successor thereto) (arising upon the voluntary or involuntary bankruptcy proceeding of any Lender or Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or - become applicable, will operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Collateral Agent (acting at the direction of Majority Benefited Parties) or any Lender to enforce any rights, whether now or hereafter acquired, which Collateral Agent (acting at the direction of Majority Benefitted Parties) or Term any Lender may have against any other Lender;

                           (xiii)   any  modifications  of any Loan  Document
or any obligations of any Lender or relating to the Loan Documents by operation of law or by action of any court, whether pursuant to Bankruptcy Code or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise;

                           (xiv)    any  change in the  composition  of
Revolver Lenders, Casden Lenders, Term Lenders, Revolver Borrowers, Casden Borrowers or Term Borrowers;

                           (xv)     granting  of  compromises  and
indulgences with respect to the Collateral Documents, as authorized herein and the Credit Agreements;

                           (xvi)    release of any Pledgor or  Collateral  as
 authorized  herein and in the Credit Agreements; and

                           (xvii)   without  limiting  the  generality  of
the foregoing, any rights and benefits which might otherwise be available to any Lender under California Civil Code Sections 726, 2899 and 3433, and California Code of Civil Procedure Sections 580a and 580d, and any successor sections to such sections.

                  D. Upon the occurrence of any Proceeding, any payment or distribution of any kind (whether in Cash, Cash Equivalents, securities or other property) which otherwise would be payable or deliverable upon or with respect to the Benefited Obligations owed to a Lender, will be paid or delivered directly to Collateral Agent for application to (in the case of Cash or Cash Equivalents) or as Collateral for the payment of the Benefited Obligations in accordance with SECTION 2C.

                  E. In any Proceeding, Collateral Agent may, and is hereby irrevocably authorized and empowered (in its own name or in the name of each Lender), but will have no obligation (unless directed pursuant to this Agreement), to demand, sue for, collect and receive every payment or distribution referred to in Section 6 above and give acquittance therefor.

                  F. Upon the occurrence of any Proceeding, the provisions of this Agreement will remain in full force and effect and irrespective of the terms of any plan of reorganization or order in such Proceeding shall apply with full force and effect.

                  G. Following the commencement of a Proceeding and upon the failure of a Lender promptly to do so prior 14 days before the expiration of the time to file a proof of claim, such Lender agrees to execute, verify, deliver and file any proofs of claim in respect of the Benefited Obligations requested by Collateral Agent in connection with any such Proceeding and irrevocably authorizes, empowers and appoints, any agent designated by Collateral Agent (at the direction of the Majority Benefited Parties) as such Lender's agent and attorney-in-fact to execute, verify, deliver and file any such proofs of claim in respect of the Benefited Obligations of such Lender requested by Collateral Agent.

                  H. If any Lender, directly or indirectly, violates the provisions of this SECTION 6 or attempts to set aside, or causes to be altered in any manner any term, provision, transfer, lien or other aspect of the Loans or this Agreement, then such Lender hereby agrees to protect, indemnify and hold harmless the Collateral Agent and/or the other Lenders from and against any and all liability, loss, cost, damage or expense incurred by the Collateral Agent and/or such other Lenders thereby, including, without limitation, the amount of any liability incurred by the Collateral Agent and/or such other Lenders in any such action or actions and all costs of defending such action or actions, including, without limitation, attorneys' fees and expenses. All reasonable attorneys' fees and expenses incurred by the Collateral Agent and/or such other Lenders in connection with any such proceeding, including fees and expenses incurred after the filing of the proceeding (whether or not such fees or expenses would be allowed under the Bankruptcy Code), will be deemed to be costs of collection that the Lenders will be required to pay.

         7.       INVALIDATED PAYMENT.

                  If any amount distributed by the Collateral Agent to a Benefited Party in accordance with the provisions of this Agreement is subsequently required to be returned or repaid by the Collateral Agent or such Benefited Party to the Borrowers or any Affiliate thereof or their respective representatives or successors in interest, whether by court order, settlement or otherwise (a "REPAYMENT EVENT"), the Collateral Agent shall thereafter apply monies (including, without limitation, Proceeds) received in a manner consistent with the terms of this Agreement such that all Benefited Parties receive such portion of the payments as would have been received had the original payment which gave rise to such Repayment Event not occurred. If a Repayment Event occurs which results in the Collateral Agent being required to return or repay any amount distributed by it under this Agreement, the Benefited Party to which such amount was distributed shall, promptly upon its receipt of a notice thereof from the Collateral Agent, pay the Collateral Agent such amount; PROVIDED, THAT if any Benefited Party shall fail to promptly pay such amount to the Collateral Agent, the Collateral Agent may deduct such amount from any amounts payable thereafter to such Benefited Party under this Agreement.

         8. LEGENDING. The faces of the instruments evidencing the Revolver Indebtedness, the Casden Indebtedness and the Term Indebtedness
will be inscribed with the following legend:

                  "ALL RIGHT, TITLE AND INTEREST OF ________________ ______________________ UNDER THIS INSTRUMENT IS
                  EXPRESSLY SUBJECT TO THAT CERTAIN AMENDED AND RESTATED INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT DATED AS OF MAY 30, 2003, BY AND AMONG BANK OF AMERICA, N.A., AS AGENT FOR REVOLVER LENDERS, BANK OF AMERICA, N.A., AS AGENT FOR TERM LENDERS, BANK OF AMERICA, N.A., AS COLLATERAL AGENT, AIMCO PROPERTIES, L.P., AIMCO/BETHESDA HOLDINGS, INC., NHP MANAGEMENT COMPANY, APARTMENT INVESTMENT AND MANAGEMENT COMPANY AND LEHMAN COMMERCIAL PAPER INC., AS AGENT FOR CASDEN LENDERS."

         9. SUCCESSORS AND ASSIGNS. This Agreement will bind the parties hereto, the Lenders and their respective successors and will inure to the benefit of the parties hereto, the Lenders and their permitted successors and assigns.

         10. NON-RELIANCE ON OTHER LENDERS. Each party hereto covenants that it will, independently and without reliance upon any other party hereto, and based on such documents and information as it will deem appropriate at the time, make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the Loan Documents it holds and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Borrowers.

         11. FURTHER ASSURANCES. Agents on behalf of their respective Lenders agree, within ten (10) days after request therefor by any other party hereto, at the sole cost and expense of the requesting party, to do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, documents, and instruments as the requesting party may reasonably request for better assuring and evidencing of the foregoing provision, PROVIDED THAT such acts, deeds, conveyances, documents and instruments (a) do not increase the rights of the requesting party or any other party, or diminish the obligations of the requesting party or any other party, hereunder and (b) are otherwise consistent with the terms, provisions and intent of this Agreement; provided, further, however, that any requests of Collateral Agent pursuant to this Section 11 for reasonable and necessary further assurances to confirm and clarify the authority of the Collateral Agent to act as an agent or "Secured Party" pursuant to this Agreement and the Collateral Documents shall not be subject to the restrictions in clause (a) of the preceding proviso.

         12. NOTICES. Notices, requests, demands, directions, agreements and documents delivered in connection herewith must be transmitted by Requisite Notice to the number and address set forth below, may be delivered by the following modes of delivery and will be effective as follows:


      --------------------------------- ------------------------------------------------------
              MODE OF DELIVERY               EFFECTIVE ON EARLIER OF ACTUAL RECEIPT AND:
      --------------------------------- ------------------------------------------------------
      Courier                           Scheduled delivery date
      --------------------------------- ------------------------------------------------------
      Facsimile                         When transmission in legible form complete
      --------------------------------- ------------------------------------------------------
      Mail                              Fourth Business Day after deposit in U.S. mail first
                                        class postage pre-paid
      --------------------------------- ------------------------------------------------------
      Personal delivery                 When received
      --------------------------------- ------------------------------------------------------
      Telephone                         When conversation completed
      --------------------------------- ------------------------------------------------------



                  A. Agents and Lenders are entitled to rely and act on any communications purportedly given by or on behalf of Revolver Borrowers, Casden Borrowers and Term Borrowers even if such communications (i) were not made in a manner specified herein; (ii) were incomplete; (iii) were not preceded or followed by any other notice specified herein; or (iv) the terms thereof, as understood by the recipient, varied from any subsequent related communications provided for herein. Revolver Borrowers, Casden Borrowers or Term Borrowers, as applicable, will indemnify such Agents and Lenders, as applicable, from any loss, cost, expense or liability as a result of relying on any communications permitted herein.

                  B. Signatures on communications may be transmitted by facsimile, electronic mail or other digital transmission only with the consent of the Casden Agent, Revolver Agent or Term Agent, as applicable, in its respective sole discretion in each instance. The effectiveness of any such signatures accepted by such applicable agent will, subject to applicable Law (as defined in the applicable Credit Agreement), have the same force and effect as manual signatures and will be binding on all Borrower Parties, Agents, Lenders and Collateral Agent. Each agent may also require that any such signature be confirmed by a manually-signed hardcopy thereof.

         If to Revolver Lenders:        Bank of America N.A.
                                        Portfolio Management
                                        CA5-80 1-22-03
                                        600 Montgomery Street, 22nd Floor
                                        San Francisco, CA 94111
                                        Attn:  Frank Stumpf
                                        Fax:  415-913-3445

         If to Term Lenders:            Bank of America N.A.
                                        Portfolio Management
                                        CA5-80 1-22-03
                                        600 Montgomery Street, 22nd Floor
                                        San Francisco, CA 94111
                                        Attn:  Frank Stumpf
                                        Fax:  415-913-3445

         If to Casden Lenders:          Lehman Commercial Paper Inc.
                                        101 Hudson Street
                                        Jersey City, NJ 07302
                                        Attn:  Diane Albanese
                                        Fax:  201-524-2023

         If to Collateral Agent:        Bank of America N.A.
                                        Portfolio Management
                                        CA5-80 1-22-03
                                        600 Montgomery Street, 22nd Floor
                                        San Francisco, CA 94111
                                        Attn:  Frank Stumpf
                                        Fax:  415-913-3445

         If to Revolver Borrowers,
         Casden Borrowers or
         Term Borrowers:                AIMCO Properties, LP
                                        4582 South Ulster Street Parkway
                                        Suite 1100
                                        Denver, Colorado 80237
                                        Attn:  Paul McAuliffe
                                        Executive Vice President/Chief Financial
                                          Officer
                                        Fax:  303-691-4317

Notices will be deemed delivered upon receipt, refusal to accept delivery, or inability to deliver as a result of change of address as to which change no notice was given to the party or parties sending the notice, in each case as indicated on the return receipt.

         13. RIGHTS CUMULATIVE: WAIVERS. Except as expressly provided to the contrary elsewhere in this Agreement, the rights of each of the parties under this Agreement are cumulative and may be exercised as often as such party considers appropriate. The rights of each of the parties hereto will not be capable of being waived or varied other than by an express waiver or variation in writing. Except as may be expressly provided to the contrary elsewhere in this Agreement, any failure to exercise or any delay in exercising any of such rights will not operate as a waiver or variation of that or any other such right. Except as may be expressly provided to the contrary elsewhere in this Agreement, any defective or partial exercise of any of such rights will not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party will in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

         14. SECTION HEADINGS; TITLE. Section headings in this Agreement and its title are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement or of any provision hereof.

         15. CONSTRUCTION OF CERTAIN WORDS AND PHRASES. Unless the context otherwise requires, when used herein, the singular will be deemed to include the plural, the plural will be deemed to include each of the singular, and pronouns of one or no gender will be deemed to include the equivalent pronoun of the other or no gender. Wherever the words "including" or "included" are used in this Agreement, such words will be deemed to be followed by the phrase "without limitation."

         16. AMENDMENT. Except as provided below, this Agreement may be amended only by an instrument in writing executed by Revolver Agent, Casden Agent, Term Agent, Revolver Borrowers, Casden Borrowers and Term Borrowers. Revolver Borrowers, Casden Borrowers and Term Borrowers acknowledge that, so long as any such change or modification does not impair, expand or modify Revolver Borrowers', Casden Borrowers' or Term Borrowers' obligations under the Casden Loan Documents, the Revolver Loan Documents or the Term Loan Documents or otherwise adversely affect Revolver Borrowers, Casden Borrowers or Term Borrowers, Revolver Borrowers, Casden Borrowers and Term Borrowers will at the request of Revolver Lenders, Casden Lenders and Term Lenders, execute any such amendment to this Agreement.

         17. ENTIRE AGREEMENT. This Agreement, the Revolver Loan Documents, the Casden Loan Documents and the Term Loan Documents constitute the entire agreements with respect to the subject matter hereof and thereof.

         18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

         19. CONSTRUCTION OF AGREEMENT. Each party acknowledges that it has participated in the negotiation of this Agreement, and no provision of this Agreement will be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision; that each of the parties hereto at all times has had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement; and that each of the parties has had the opportunity to review and analyze this Agreement for a sufficient period of time before the execution and delivery thereof. In the event any of the Casden

Indebtedness, Revolver Indebtedness and/or Term Indebtedness is indefeasibly paid in full and all Commitments of the Lenders in connection therewith are irrevocably terminated, then this Agreement shall terminate with respect to the holders of such Indebtedness and the applicable Agent thereof and all references to such holders and such Agent and the rights and benefits of such parties hereunder shall cease and the determination of Pro Rata Shares and Majority Benefited Parties, among other things, shall be adjusted accordingly.

         20. GOVERNING LAW. This agreement will be construed and enforced under, in accordance with, and governed by the laws of the state of California, without reference to its conflict of laws principles. The parties agree to venue in the state of California.

         21. WAIVER OF TRIAL BY JURY. THE AGENTS ON BEHALF OF CASDEN LENDERS, REVOLVER LENDERS AND TERM LENDERS, AS APPLICABLE, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREE THAT ANY SUCH DISPUTE WILL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY. TO THE FULL EXTENT PERMITTED BY LAW, THE AGENTS ON BEHALF OF REVOLVER LENDERS, CASDEN LENDERS AND TERM LENDERS, AS APPLICABLE, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMIT TO PERSONAL JURISDICTION IN THE STATE OF CALIFORNIA OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, (ii) AGREE THAT ANY SUCH ACTION, SUIT OR PROCEEDING WILL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN LOS ANGELES COUNTY, CALIFORNIA, AND (iii) SUBMIT TO THE JURISDICTION OF SUCH COURTS.

Initial by:  Revolver Agent _____    Casden Agent ______    Term Agent______

         22. PAYMENTS. Unless otherwise provided herein, all payments required to be made by one party to the other hereunder will be made in Cash or by certified or cashier's check drawn on a bank in the United States reasonably acceptable to the other party or by wire transfer to an account designated by the recipient party.

         23. TIME. Time is of the essence of each and every term and provision of this Agreement.

         24. CONFLICTS. In the event of any conflict or inconsistency between the terms and provisions of this Agreement and the terms and provisions of any of the Revolver Loan Documents, the Casden Loan Documents or the Term Loan Documents, the terms and provisions of this Agreement will control.

         25. ATTORNEYS' FEES. If any action is brought by any party against another party, the prevailing party will be entitled to recover from the other party reasonable attorneys' fees and costs (including all fees and disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel) incurred in connection with the prosecution or defense of such action and in the enforcement of this Agreement.

         26. AGENT; EXERCISE OF RIGHTS. Each Agent, or any successor agent under the applicable Credit Agreement, will be entitled to exercise all rights of the applicable Lenders or Agents hereunder in accordance with the provisions of the applicable Loan Documents, subject to the terms of the Intercreditor Agreement. Any reference in this Agreement to Revolver Lenders and/or Casden Lenders and/or Term Lenders taking or not taking any action hereunder including consenting to any matter or receiving notice shall mean Revolver Agent and/or Casden Agent and/or Term Agent taking or not taking any such action, as applicable, provided each Agent acts with the consent, if any, required under the applicable Loan Documents. The respective rights, duties and obligations of Casden Agent, Revolver Agent and Term Agent in connection with this Agreement shall be governed by the terms of the Casden Loan Agreement (with respect to the Casden Agent), by the Revolver Credit Agreement (with respect to the Revolver Agent) and by the Term Credit Agreement (with respect to the Term Agent).

         27. REVOLVER BORROWERS', CASDEN BORROWERS' AND TERM BORROWERS' OBLIGATIONS ABSOLUTE. Subject to SECTION 24, without limiting Revolver Lenders', Casden Lenders' or Term Lenders' obligations hereunder, nothing contained herein will impair, as between Revolver Borrowers and any Revolver Lender, as between Casden Borrowers and any Casden Lender or as between Term Borrowers and any Term Lender, Revolver Borrowers' obligations under the Revolver Loan Documents, Casden Borrowers' obligations under the Casden Loan Documents or Term Borrowers' obligations under the Term Loan Documents, each of which obligations of such Borrowers are absolute and unconditional. With respect to the agreements, representations, and covenants by Lenders contained herein, each Agent hereby represents that it has the requisite power and authority to execute this Agreement on behalf of its respective Lenders and by doing so, bind such Lenders hereto.

                            [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, Collateral Agent, Revolver Agent, Casden Agent, Term Agent, Revolver Borrowers, Casden Borrowers and Term Borrowers have each caused this Agreement to be executed by its duly authorized representative(s) as of the date first above written.

                               REVOLVER BORROWERS
                               TERM BORROWERS:

                               AIMCO PROPERTIES, L.P.,
                               a Delaware limited partnership

                               By:  AIMCO-GP, INC.,
                                    a Delaware corporation
                                    Its:  General Partner

                                    By:    /S/ Peter K. Kompaniez
                                       -----------------------------------
                                           Peter K. Kompaniez
                                           President

                               AIMCO/BETHESDA HOLDINGS, INC.,
                               a Delaware corporation

                               By:      /S/ Peter K. Kompaniez
                                  --------------------------------
                                        Peter K. Kompaniez
                                        President


                               NHP MANAGEMENT COMPANY,
                               a District of Columbia corporation


                               By:      /S/ Ronald D. Monson
                                  -----------------------------------------
                                        Ronald D. Monson
                                        President


                               APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation


                               By:      /S/ Peter K. Kompaniez
                                  --------------------------------
                                        Peter K. Kompaniez
                                        President


                                       S-1
        AMENDED AND RESTATED INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

                               CASDEN BORROWERS:


                               AIMCO PROPERTIES, L.P.,
                               a Delaware limited partnership

                               By:      AIMCO-GP, INC.,
                                        a Delaware corporation
                                        Its:  General Partner


                                        By:      /s/ Peter K. Kompaniez
                                           --------------------------------
                                                 Peter K. Kompaniez
                                                 President


                               APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation


                               By:      /s/ Peter K. Kompaniez
                                  --------------------------------
                                        Peter K. Kompaniez
                                        President


                               NHP MANAGEMENT COMPANY,
                               a District of Columbia corporation


                               By:      /s/ Ronald D. Monson
                                  -----------------------------------------
                                        Ronald D. Monson
                                        President

                               COLLATERAL AGENT:


                               BANK OF AMERICA, N.A.,
                               as Collateral Agent


                               By:      /s/ Frank H. Stumpf
                                  -----------------------------------------
                                        Frank H. Stumpf
                                        Vice President

                               REVOLVER AGENT:


                               BANK OF AMERICA, N.A.,
                               as Revolver Agent


                               By:      /s/ Frank H. Stumpf
                                  -----------------------------------------
                                        Frank H. Stumpf
                                        Vice President

                               CASDEN AGENT:


                               LEHMAN COMMERCIAL PAPER INC.,
                               as Casden Agent


                               By:      /s/ Francis Chang
                                  -----------------------------------------
                                        Francis Chang
                                        Authorized Signatory

                               TERM AGENT:


                               BANK OF AMERICA, N.A.,
                               as Term Agent


                               By:      /s/ Frank H. Stumpf
                                  -----------------------------------------
                                        Frank H. Stumpf
                                        Vice President